SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2016

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-33672	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.

On January 11, 2016, Neuralstem, Inc. (the “Company”) announced the publication of “Human Cortical Neural Stem Cells Expressing Insulin-Like Growth Factor-1: A Novel Cellular Therapy for Alzheimer’s Disease,” in Stem Cells Translational Medicine. A copy of the press release is attached to this report as Exhibit 99.01.

Additionally, representatives of the Company will be making investor presentations the week of January 11, 2016, including a presentation at the Biotech Showcase 2016 being held at the Parc 55 San Francisco Hotel on Tuesday, January 12, 2016. A copy of the slides to be used in such presentations is attached to this report as Exhibit 99.02.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
99.01 99.02	Press Release Dated January 11, 2016 Slides for Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 11, 2016	Neuralstem, Inc.

/s/ Richard Garr
By: Richard Garr
Chief Executive Officer

INDEX OF EXHIBITS
Exhibit No.	Description
99.01 99.02	Press Release Dated January 11, 2016 Slides for Presentation